                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                   OF 1934 (AMENDMENT NO.                   )

FILED BY THE REGISTRANT /X/
FILED BY A PARTY OTHER THAN THE REGISTRANT / /

CHECK THE APPROPRIATE BOX:

   / / Preliminary Proxy Statement
   /X/ Definitive Proxy Statement
   /X/ Definitive Additional Materials
   / / Soliciting Material Pursuant to Rule sec. 240.14a-11(c) or sec.
       240.14a-12

                               CABOT CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               CABOT CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

   /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
   / / $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       (4) Proposed maximum aggregate value of transaction:

         * Set forth the amount on which the filing fee is calculated and state how it was determined.


  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

[LOGO]




                                                             December 21, 1994

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Cabot Corporation which will be held on Friday, February 10, 1995 at 10:00 a.m. in the Enterprise Room on the fifth floor of the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts.

     Receipt of the attached Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card indicates that you were the beneficial owner of shares of Cabot Corporation common stock on December 16, 1994, the record date for determining the persons eligible to vote at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided.

                                            Sincerely,

                                            /s/ Samuel W. Bodman

                                            SAMUEL W. BODMAN
                                            Chairman of the Board, President
                                            and Chief Executive Officer

- --------------------------------------------------------------------------------
CABOT CORPORATION
- --------------------------------------------------------------------------------
75 State Street
- --------------------------------------------------------------------------------
Boston, Massachusetts 02109
- --------------------------------------------------------------------------------
(617) 345-0100
- --------------------------------------------------------------------------------

[LOGO]


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 10, 1995

     The Annual Meeting of Stockholders of Cabot Corporation (the "Company"), a Delaware corporation, will be held in the Enterprise Room on the fifth floor of the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, on Friday, February 10, 1995, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect six persons to the Board of Directors of the Company; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 16, 1994, are entitled to receive notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

     Stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed, self-addressed envelope, whether or not they plan to attend the Annual Meeting. The self-addressed envelope requires no postage if mailed in the United States. You may still vote in person if you do attend the Annual Meeting.

     The Company's 1994 Annual Report to Stockholders is being mailed to stockholders with this Notice of Annual Meeting and Proxy Statement.

     It is important that your shares be represented and voted at the Annual Meeting. Please exercise your right to vote and return a completed form of proxy at your earliest convenient time.

By order of the Board of Directors,

Charles D. Gerlinger
Secretary

Boston, Massachusetts
December 21, 1994

TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
General Information.................................................................    1
Election of Directors...............................................................    1
Certain Information Regarding Directors.............................................    2
Information on the Board of Directors and its Committees............................    6
Beneficial Stock Ownership of Directors, Executive Officers and Persons Owning More
  than Five Percent of Common Stock.................................................    7
Executive Compensation..............................................................    9
     Summary Compensation Table.....................................................    9
     Aggregated Fiscal Year-End Option Values.......................................   11
     Pension Plan Table.............................................................   12
     Employment Contracts and Change-in-Control Arrangements........................   12
     Compensation Committee Report on Executive Compensation........................   13
Performance Graph...................................................................   15
Certain Securities Filings..........................................................   15
Future Stockholder Proposals........................................................   15
Solicitation of Proxies.............................................................   15
Miscellaneous.......................................................................   16

CABOT CORPORATION
75 STATE STREET
BOSTON, MASSACHUSETTS 02109

PROXY STATEMENT

MAILED DECEMBER 21, 1994, FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 10, 1995

GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation by and on behalf of the Board of Directors of Cabot Corporation, a Delaware corporation (the "Company"), for use at the 1995 Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Standard Time on Friday, February 10, 1995, at the State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, and at any adjournment or postponement of the meeting (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about December 21, 1994.

     Stockholders attending the Annual Meeting may vote their shares in person even though they have already given a proxy. Properly executed proxies not revoked will be voted in accordance with the specifications thereon at the Annual Meeting and at any adjournment or postponement. You may revoke your proxy at any time prior to its use by a written communication to Mr. Charles D. Gerlinger, Secretary of the Company, by a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Proxies will also be considered voting instructions by participants in employee benefit plans of the Company and a former subsidiary of the Company with respect to shares of Company stock held for such participants by the trustees of such plans.

     Only stockholders of record as of the close of business on December 16, 1994, are entitled to vote at the Annual Meeting. As of that date, the Company had outstanding and entitled to vote 38,108,506 shares of common stock, par value $1.00 per share ("Common Stock"), and 70,654 shares of Series B ESOP convertible preferred stock, par value $1.00 per share ("Convertible Preferred Stock"). Each share of Common Stock is entitled to one vote and each share of Convertible Preferred Stock is entitled to 43.735 votes. The State Street Bank and Trust Company, the trustee of the Cabot Corporation Employee Stock Ownership Plan ("Employee Stock Plan"), is the record owner of all of the shares of Convertible Preferred Stock and is entitled to vote such shares in accordance with instructions from participants in, and the terms of, the Employee Stock Plan. There is no provision for cumulative voting. A quorum for the election of directors and for the consideration of such other business as may properly be presented to the Annual Meeting consists of a majority in interest of all outstanding shares of Common Stock and Convertible Preferred Stock considered as a single class and entitled to vote at the Annual Meeting. A plurality of the votes properly cast is required for the election of a director. Votes withheld for a nominee for election as a director or that reflect abstentions or broker non-votes will be treated as present at the Annual Meeting for the purpose of determining a quorum but will not be counted as votes cast.

     The independent accountants for the Company are Coopers & Lybrand L.L.P. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

ELECTION OF DIRECTORS

     At the Annual Meeting, Ms. Lydia W. Thomas will be nominated for election to the class of directors whose terms expire in 1997, and Messrs. Kennett F. Burnes, John G.L. Cabot, Robert P. Henderson, John F. O'Brien and Charles P. Siess, Jr. will be nominated for election to the class of directors whose terms expire in 1998. All of the nominees for election are currently directors of the Company. Ms. Thomas was appointed a director by the Board during 1994. The remaining nominees were elected by the stockholders at previous meetings. The Board of Directors expects that all of the nominees will be available for election but, if any of the nominees are not so available at the time of the Annual Meeting, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, if no such designation is made by the Board, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than six nominees.

CERTAIN INFORMATION REGARDING DIRECTORS

     Set forth below, as of November 22, 1994, for each director of the Company is information regarding his or her age, position(s) with the Company, membership on committees of the Board of Directors of the Company, the period during which he or she has served as a director and his or her term of office, family relationship with any other director or executive officer of the Company, his or her business experience during at least the past five years and other directorships currently held by him or her.
- --------------------------------------------------------------------------------

      [PHOTO]             DAMARIS AMES
                          Age: 50
                          Committee Memberships: Audit and Safety, Health and
                            Environmental Affairs
                          Director since: 1990
                          Term of Office Expires: 1997
                          Business Experience:
                          Houghton Mifflin Company (publishing):
                            Director -- April 1989 to April 1993
                            Executive Vice President, Publisher -- October
                              1988 to April 1993
                            Senior Vice President, Publisher -- April 1987 to
                              September 1988
                            Vice President, Publisher -- May 1986 to April
                              1987

                          Simmons College Corporation:
                            Member
- --------------------------------------------------------------------------------
      [PHOTO]             SAMUEL W. BODMAN
                          Age: 55
                          Position: Chairman of the Board, President and Chief Executive Officer
                          Committee Membership: Executive
                          Director since: 1987
                          Term of Office Expires: 1996
                          Business Experience:
                          Cabot Corporation:
                            Chairman of the Board -- October 1988 to present President -- February 1991 to present, January
                              1987 to October 1988
                            Chief Executive Officer -- February 1988 to
                              present
                          FMR Corp. (investment advisor and mutual fund
                            manager):
                            President and Chief Operating Officer -- 1983 to
                              December 1986

                          Directorships:
                          Cabot Oil & Gas Corporation
                          John Hancock Mutual Life Insurance Company
                          Security Capital Group Incorporated
                          Westvaco Corporation
- -------------------------------------------------------------------------------
      [PHOTO]             JANE C. BRADLEY(1)
                          Age: 67
                          Committee Memberships: Compensation and Nominations Director since: 1993
                          Term of Office Expires: 1996
                          Business Experience:
                          Boston Museum of Science:
                            Vice Chairman, Board of Trustees -- 1992 to present Trustee -- 1989 to present
                            Overseer -- 1983 to 1989
                          Boston Symphony Orchestra:
                            Trustee Emerita -- 1988 to 1993
                            Vice Chairman, Board of Trustees -- 1985 to 1988
                          Harvard University:
                            Member, Board of Overseers -- 1983 to 1989

                          Directorships:
                          Fiduciary Trust Company

- --------------------------------------------------------------------------------
        [PHOTO]             KENNETT F. BURNES
                            Age: 51
                            Position: Executive Vice President
                            Committee Membership: Executive
                            Director since: 1992
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            Cabot Corporation:
                              Executive Vice President -- October 1988 to
                               present
                              Vice President and General Counsel -- November
                               1987 to October 1988
                            Choate, Hall & Stewart (law firm):
                              Partner -- 1976 to November 1987

                            Directorships:
                            Neozyme Corporation II
- --------------------------------------------------------------------------------
        [PHOTO]             JOHN G.L. CABOT(1)
                            Age: 60
                            Position: Vice Chairman of the Board and Chief Financial Officer
                            Committee Memberships: Executive and Safety, Health
                              and Environmental Affairs
                            Director since: 1963
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            Cabot Corporation:
                              Vice Chairman of the Board -- October 1988 to
                               present
                              Chief Financial Officer -- October 1992 to present Executive Vice President -- January 1985 to
                               October 1988

                            Directorships:
                            Cabot Oil & Gas Corporation
                            Eaton Vance Corp.
                            K N Energy, Inc. (Advisory Director)
- --------------------------------------------------------------------------------
        [PHOTO]             ROBERT A. CHARPIE
                            Age: 69
                            Committee Memberships: Audit and Nominations
                            Director since: 1969
                            Term of Office Expires: 1997
                            Business Experience:
                            Ampersand Ventures (venture capital management):
                              Chairman -- March 1989 to present
                            Cabot Corporation:
                              Chairman of the Board -- September 1986 to
                               September 1988

                            Directorships:
                            Ashland Coal, Inc.
                            Ceramics Process Systems Corporation
                            Champion International Corporation
                            Federated Stores, Inc.
- --------------------------------------------------------------------------------
        [PHOTO]             JOHN D. CURTIN, JR.
                            Age: 61
                            Position: Executive Vice President
                            Committee Membership: Executive
                            Director since: 1992
                            Term of Office Expires: 1996
                            Business Experience:
                            Cabot Corporation:
                              Executive Vice President -- July 1989 to present Chief Financial Officer -- July 1989 to October
                               1992
                            Curtin & Co., Incorporated (investment banking):
                              President, Chief Executive Officer and Director --
                               1974 to June 1989

                            Directorships:
                            Augat Inc.
                            Imperial Holly Corporation

- --------------------------------------------------------------------------------
       [PHOTO]              ROBERT P. HENDERSON
                            Age: 63
                            Committee Membership: Compensation (Chairman)
                            Director since: 1990
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            Greylock Partnerships (private equity investments):
                              Greylock Investments Limited Partnership:
                                Managing Partner -- June 1985 to present
                              Greylock Limited Partnership:
                                Managing Partner -- February 1990 to present
                              Greylock Ventures Ltd.:
                                General Partner -- July 1984 to present
                              Greylock Capital Ltd.:
                                General Partner -- January 1987 to present

                            Directorships:
                            Eastern Enterprises Inc.
                            Filene's Basement, Inc.
                            Structural Dynamics Research Corp.
- --------------------------------------------------------------------------------
       [PHOTO]              ARNOLD S. HIATT
                            Age: 67
                            Committee Memberships: Compensation and Safety,
                              Health and Environmental Affairs
                            Director since: 1993
                            Term of Office Expires: 1997
                            Business Experience:
                            The Stride Rite Foundation:
                              Chairman -- 1982 to present
                            The Stride Rite Corporation (manufacturer and
                             retailer):
                              Chairman of the Board -- March 1982 to June 1992 Chief Executive Officer -- March 1982 to November
                               1989
                              President -- 1968 to January 1985; May 1985 to
                               July 1987

                            Directorships:
                            Director or trustee of various Dreyfus Corp. mutual funds
- --------------------------------------------------------------------------------
       [PHOTO]              GERRIT JEELOF
                            Age: 67
                            Committee Memberships: Corporate Strategy and
                              Safety, Health and Environmental Affairs
                              (Chairman)
                            Director since: 1990
                            Term of Office Expires: 1996
                            Business Experience:
                            Philips Electronics N.V. (electronic equipment):
                              Member of Supervisory Board and Board of Governors
                                -- July 1990 to present
                              Vice Chairman of Board of Management and Executive
                                Vice President -- May 1986 to July 1990
                            North American Philips Corporation
                             (electronic equipment):
                              Chairman -- September 1988 to January 1991
                            European Community Chamber of Commerce (U.S.A.):
                              Chairman -- June 1989 to present

                            Directorships:
                            A.V.C.B. Reinsurance Co.
                            Centraal Beheer Insurance Co.
                            ROBECO Investment Funds
                            V.N.U. Publishing

- --------------------------------------------------------------------------------
           [PHOTO]          JOHN H. MCARTHUR
                            Age: 60
                            Committee Memberships: Compensation and Nominations (Chairman)
                            Director since: 1990
                            Term of Office Expires: 1996
                            Business Experience:
                            Harvard University:
                              Dean of Graduate School of Business Administration
                               -- 1980 to present

                            Directorships:
                            Chase Manhattan Corporation
                            Rohm and Haas Company
                            Springs Industries, Inc.
- --------------------------------------------------------------------------------
           [PHOTO]          JOHN F. O'BRIEN
                            Age: 51
                            Committee Memberships: Audit (Chairman) and
                              Nominations
                            Director since: 1990
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            State Mutual Life Assurance Company of America:
                              President and Chief Executive Officer -- August
                               1989 to present
                            Allmerica Funds (investment company):
                              Chairman of the Board -- April 1991 to present
                            Allmerica Investment Trust (investment company):
                              Chairman of the Board -- October 1989 to present
                            Allmerica Property & Casualty Companies, Inc. (insurance company):
                              President and Chief Executive Officer -- August
                               1992 to present
                            Allmerica Securities Trust (investment company):
                              Chairman of the Board -- November 1989 to present
                            Citizens Corporation (insurance holding company):
                              Chairman of the Board and Chief Executive Officer
                               -- December 1992 to present
                            SMA Life Assurance Company (insurance company):
                              Chairman of the Board -- August 1989 to present

                            Directorships:
                            ABIOMED, Inc.
                            Allmerica Funds (Trustee)
                            Allmerica Investment Trust (Trustee)
                            Allmerica Property & Casualty Companies, Inc. Allmerica Securities Trust (Trustee)
                            Citizens Corporation
                            SMA Life Assurance Company
                            State Mutual Life Assurance Company of America
- --------------------------------------------------------------------------------
           [PHOTO]          DAVID V. RAGONE
                            Age: 64
                            Committee Memberships: Corporate Strategy and
                              Safety, Health and Environmental Affairs
                            Director since: 1985
                            Term of Office Expires: 1997
                            Business Experience:
                            Massachusetts Institute of Technology:
                              Senior Lecturer -- July 1988 to present
                              Visiting Professor -- July 1987 to July 1988
                            ASMV Management Company Limited Partnership (venture capital management):
                              Partner -- March 1992 to present
                              General Partner -- January 1989 to March 1992
                            Case Western Reserve University:
                              President -- 1980 to June 1987

                            Directorships:
                            Augat Inc.
                            SIFCO INC.

- --------------------------------------------------------------------------------
        [PHOTO]             CHARLES P. SIESS, JR.
                            Age: 67
                            Committee Memberships: Audit and Safety, Health and
                              Environmental Affairs
                            Director since: 1988
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            Bridas S.A.P.I.C. (oil exploration):
                              Acting General Manager -- February 1993 to January
                               1994
                            Cabot Oil & Gas Corporation (energy exploration and
                              production):
                              Chairman and Chief Executive Officer -- December
                               1989 to December 1992

                            Directorships:
                            Cabot Oil & Gas Corporation
                            CAMCO, Inc.
                            Rowan Companies, Incorporated
- --------------------------------------------------------------------------------
        [PHOTO]             MORRIS TANENBAUM
                            Age: 66
                            Committee Memberships: Compensation and Corporate
                              Strategy (Chairman)
                            Director since: 1981
                            Term of Office Expires: 1997
                            Business Experience:
                            AT&T Corp.:
                              Vice Chairman -- September 1986 to July 1991

                            Directorships:
                            American Electric Power Company, Inc.
- --------------------------------------------------------------------------------
        [PHOTO]             LYDIA W. THOMAS
                            Age: 50
                            Committee Membership: Safety, Health and
                              Environmental Affairs
                            Director since: October 1994
                            Term of Office Expires: 1995 (Nominee for Election) Business Experience:
                            The MITRE Corporation:
                             Center for Environment, Resources and Space:
                              Senior Vice President and General Manager --
                               February 1992 to Present
                              Vice President -- 1989 to February 1992
                              Technical Director -- 1982 to 1989

                            Charles Stark Draper Laboratory Inc.:
                              Member
- --------------------------------------------------------------------------------
(1) John G.L. Cabot is a first cousin of the spouse of Jane C. Bradley.

INFORMATION ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held eight meetings during the 1994 fiscal year. The Board has six standing Committees: the Audit Committee, Compensation Committee, Corporate Strategy Committee, Executive Committee, Nominations Committee and Safety, Health and Environmental Affairs Committee (the "SH&E Committee"). Membership on each Committee is listed above on pages 2 through 6. The Audit, Compensation, Corporate Strategy and Nominations Committees are composed entirely of non-employee directors. The SH&E Committee is composed of five non-employee directors and one employee director. The Executive Committee is comprised of four employee directors.

     The Audit Committee annually recommends the independent accountants to be appointed by the Board as the auditors of the Company and its subsidiaries. It reviews the arrangements for and the results of the auditors' examination of the Company's books and records, auditors' compensation, internal accounting control procedures and the activities and recommendations of the Company's internal auditors. It also reviews the Company's accounting policies and control systems. The Committee reports to the Board on Audit Committee activities and makes such investigations as it deems appropriate. The Audit Committee met twice during fiscal year 1994.

     The Compensation Committee establishes policies applicable to executive compensation and determines the salaries, bonuses and other remuneration of the officers of the Company who are also directors (for a further description of those policies and activities, see the Committee's Report on pages 13 and 14). In addition, the Committee determines whether any extraordinary events have occurred which should be taken into consideration for purposes of making Company contributions to the Profit Sharing and Savings Plan (renamed the Cabot Retirement Incentive Savings Plan ("CRISP") as of October 1, 1994). It administers the Company's supplemental employee benefit plans. It also administers the Equity Incentive Plan, including the adoption of the rules and regulations therefor, the designation of participants and the determination of the size of awards. The Committee reviews the activities of the Company's Benefits and Investment Committees and reviews the Company's Human Resources policies and compliance activities. It also makes recommendations to the Board of Directors with respect to directors' compensation. The Compensation Committee met three times during the 1994 fiscal year.

     The Corporate Strategy Committee reviews and advises on the long range strategic plans and planning processes of the Company with regard to their soundness and consistency with the overall corporate direction established by the Board of Directors. It reviews and advises on the Company's development plans. It determines that the strategic and development plans are consistent with each other and with the overall corporate direction and it advises the Board periodically and as required with regard to the results of its findings. The Corporate Strategy Committee met once during the 1994 fiscal year.

     The Executive Committee reviews and, where appropriate, approves corporate action with respect to the conduct of the business of the Company between Board meetings. Actions taken by the Executive Committee are regularly reported to the Board at its next meeting. The Executive Committee met once during the 1994 fiscal year.

     The Nominations Committee considers and proposes nominees for membership on the Board of Directors. Nominees suggested by stockholders and sent to the Committee in care of the Chairman of the Board will be considered by the Committee. The Nominations Committee met three times during the 1994 fiscal year.

     The SH&E Committee reviews the Company's safety, health and environmental management programs and major hazards analyses and consults with the Company's internal and outside advisors regarding the management of those programs. It also reviews the Company's environmental spending. The SH&E Committee met three times during the 1994 fiscal year.

     Directors who are not employees of the Company were compensated during fiscal year 1994 by the issuance of 800 shares (after giving effect to a two-for-one stock split, in the form of a stock dividend, which became effective in August 1994) of Common Stock, pursuant to the Company's Non-Employee Directors' Stock Compensation Plan, and by the payment quarterly of a cash fee of $3,500. Non-employee directors also received $1,200 for attendance by them at each Board meeting and at each meeting of a Committee of which they are a member. Non-employee directors who are Committee chairmen also received an additional fee of $500 per quarter. Directors who are employees of the Company received no additional compensation for their duties as directors. All directors were also reimbursed for travel expenses incurred for attending all Board and Committee meetings.

     From time to time the Company's directors provide advice and consultation to the Company, in addition to their regular duties as directors, for which they are compensated by the Company. During the 1994 fiscal year Mr. Tanenbaum was paid $1,200 for such services.

     All directors attended at least 75% of the meetings of the Board and Committees held while they were members during the 1994 fiscal year.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PERSONS OWNING MORE THAN FIVE PERCENT OF COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of November 22, 1994 (including shares of Common Stock subsequently issued to the CRISP for Company contributions accrued as of that date) by (a) each person known by the Company to own beneficially more than 5% of its Common Stock, (b) each director of the Company and each of the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group. The number of shares of Common Stock shown as beneficially owned by State Street Bank and Trust Company includes shares issuable upon conversion of Convertible Preferred Stock held as trustee of the Employee Stock Plan. The number of shares of Common Stock shown for each person who is an employee of the Company includes shares issuable upon conversion of shares of Convertible Preferred

Stock allocated to his respective account under the Employee Stock Plan and shares issuable upon the exercise of vested stock options. Shares shown as beneficially owned by the executive officers with respect to the CRISP and Employee Stock Plan are also reflected in the total number of shares owned beneficially by State Street Bank and Trust Company (see note 1 below).

                                     VOTING POWER          INVESTMENT POWER
                                 ---------------------   ---------------------                 PERCENT OF
NAME                               SOLE       SHARED       SOLE       SHARED       TOTAL         CLASS
- ---------------------------------------------------------------------------------------------------------
Holders of More than Five
- -------------------------
  Percent of Common Stock
  -----------------------
  State Street Bank and
     Trust Company
     225 Franklin Street
     Boston, MA................    261,032     764,800   4,584,433     778,500   5,362,933(1)     12.98

Directors and Executive Officers
- --------------------------------
  Damaris Ames.................      3,361         -0-       3,361         -0-       3,361            *
  Samuel W. Bodman.............    484,000       5,844     484,000       5,844     645,516(2)      1.69
  Jane C. Bradley..............     56,540   1,161,338      56,540   1,161,338   1,217,878(3)      3.20
  Kennett F. Burnes............     93,240       5,063      93,240       5,063     185,475(4)         *
  John G.L. Cabot..............    819,056     800,992     819,056     800,992   1,708,552(5)      4.48
  Robert A. Charpie............     28,800      57,660      28,800      57,660      86,460(6)         *
  John D. Curtin, Jr...........     90,000       4,585      90,000       4,585     167,089(7)         *
  Robert P. Henderson..........      5,400         -0-       5,400         -0-       5,400            *
  Arnold S. Hiatt..............      1,200         -0-       1,200         -0-       1,200            *
  Gerrit Jeelof................      3,144         -0-       3,144         -0-       3,144            *
  John H. McArthur.............      3,822         -0-       3,822         -0-       3,822            *
  John F. O'Brien..............      3,600         -0-       3,600         -0-       3,600            *
  David V. Ragone..............      4,800      18,800       4,800      18,800      23,600(8)         *
  Charles P. Siess, Jr.........     18,534         -0-      18,534         -0-      18,534            *
  Morris Tanenbaum.............     20,428         -0-      20,428         -0-      20,428            *
  Lydia W. Thomas..............        -0-         -0-         -0-         -0-         -0-            *
  Robert Rothberg..............     28,000         961      28,000         961      28,961(9)         *
  All directors and executive
     officers as a group (18
     persons)..................  1,675,325   1,535,954   1,675,325   1,535,954   3,628,133(10)     9.44

- ---------------

   * Less than one percent.

 (1) Shares of Common Stock shown as being beneficially owned by the State Street Bank and Trust Company include: (i) 1,238,529 shares of Common Stock held as trustee of the CRISP; and (ii) 111,303 shares of Common Stock, and 3,097,269 additional shares of Common Stock issuable upon conversion of 70,819 shares of Convertible Preferred Stock (100% of the class), held as trustee of the Employee Stock Plan.

 (2) Includes the following shares held for the benefit of Mr. Bodman by the trustee of the following
     Company benefit plans: CRISP -- 2,426 shares of Common Stock; Employee Stock Plan -- 3,418 shares of Common Stock (including 2,719 shares issuable upon conversion of 62 shares of Convertible Preferred
     Stock held for his benefit). The shares of Convertible Preferred Stock allocated to Mr. Bodman's account under the Employee Stock Plan constitute less than 1% of the Convertible Preferred Stock of the Company.
     Shares of Common Stock shown as being beneficially owned by Mr. Bodman include 155,672 shares of Common
     Stock which Mr. Bodman has the right to acquire pursuant to currently exercisable stock options and
     24,000 shares as to which beneficial ownership is disclaimed.

 (3) Includes 1,161,338 shares as to which beneficial ownership is disclaimed and 522,410 shares as to which voting power is shared with John G.L. Cabot and is reflected in the aggregate number of shares owned beneficially by Mr. Cabot (see note 5 below).

 (4) Includes the following shares held for the benefit of Mr. Burnes by the trustee of the following Company benefit plans: CRISP -- 2,071 shares of Common Stock; Employee Stock Plan -- 2,992 shares of Common Stock (including 2,430 shares issuable upon conversion of 55 shares of Convertible Preferred Stock held for his benefit). The shares of Convertible Preferred Stock allocated to Mr. Burnes' account under the Employee Stock Plan constitute less than 1% of the Convertible Preferred Stock of the Company. Shares of Common Stock shown as being beneficially owned by Mr. Burnes include 87,172 shares of Common Stock which Mr. Burnes has the right to acquire pursuant to currently exercisable stock options and 240 shares as to which beneficial ownership is disclaimed.

 (5) Includes the following shares held for the benefit of Mr. Cabot by the trustee of the following Company benefit plans: CRISP -- 44,186 shares of Common Stock; Employee Stock Plan -- 3,100 shares of Common Stock (including 2,505 shares issuable upon conversion of 57 shares of Convertible Preferred Stock held for his benefit). The shares of Convertible Preferred Stock allocated to Mr. Cabot's account under the Employee Stock Plan constitute less than 1% of the Convertible Preferred Stock of the Company. Shares of Common Stock shown as being beneficially owned by Mr. Cabot include (i) 88,504 shares of Common Stock which Mr. Cabot has the right to acquire pursuant to currently exercisable stock options, (ii) 753,706 shares as to which beneficial ownership is disclaimed, and (iii) 522,410 shares as to which voting power is shared with Jane C. Bradley and is reflected in the aggregate number of shares owned beneficially by Ms. Bradley (see note 3 above).

 (6) Includes 57,660 shares as to which beneficial ownership is disclaimed.

 (7) Includes the following shares held for the benefit of Mr. Curtin by the trustee of the following Company benefit plans: CRISP -- 2,143 shares of Common Stock; Employee Stock Plan -- 2,442 shares of Common Stock (including 2,029 shares issuable upon conversion of 46 shares of Convertible Preferred Stock held for his benefit). The shares of Convertible Preferred Stock allocated to Mr. Curtin's account under the Employee Stock Plan constitute less than 1% of the Convertible Preferred Stock of the Company. Shares of Common Stock shown as being beneficially owned by Mr. Curtin include 72,504 shares of Common Stock which Mr. Curtin has the right to acquire pursuant to currently exercisable stock options.

 (8) Includes 6,000 shares as to which beneficial ownership is disclaimed.

 (9) Includes the following shares held for the benefit of Mr. Rothberg by the trustee of the following Company benefit plans: CRISP -- 628 shares of Common Stock; Employee Stock Plan -- 333 shares of Common Stock (including 303 shares issuable upon conversion of 6 shares of Convertible Preferred Stock held for his benefit). The shares of Convertible Preferred Stock allocated to Mr. Rothberg's account under the Employee Stock Plan constitute less than 1% of the Convertible Preferred Stock of the Company.

(10) Shares of Common Stock shown as being beneficially owned by directors and executive officers as a group include: (i) 416,854 shares which such individuals have the right to acquire pursuant to currently exercisable stock options; (ii) 52,796 shares held for their benefit by the State Street Bank and Trust Company as trustee of the CRISP; and (iii) 14,064 shares of Common Stock, (including 11,514 shares issuable upon conversion of 263 shares of Convertible Preferred Stock) held for their benefit by the State Street Bank and Trust Company as trustee of the Employee Stock Plan (see note 1 above).

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The Summary Compensation Table provides certain compensation information for the Chief Executive Officer and the four other most highly compensated executive officers of the Company who were employed by the Company on September 30, 1994, for services rendered by them during fiscal years 1994, 1993 and 1992. The information includes base salaries, bonuses and long-term compensation grants made to each such executive officer in those years as well as information regarding the value of certain other compensation reportable for such executive officers.


                                     SUMMARY COMPENSATION TABLE
                                                                       LONG-TERM
                                                                     COMPENSATION
                                                  ANNUAL                AWARDS
                                               COMPENSATION          -------------
                                           ---------------------      RESTRICTED        ALL OTHER
        NAME & PRINCIPAL                    SALARY       BONUS           STOCK         COMPENSATION
            POSITION              YEAR       ($)          ($)           ($)(1)            ($)(2)
- ---------------------------------------------------------------------------------------------------
Samuel W. Bodman                  1994     $581,250     $500,000       $368,438          $132,784
  Chairman of the                 1993     $550,000     $150,000       $228,120          $ 56,810
  Board & President               1992     $520,833     $200,000       $163,625                --

John G.L. Cabot                   1994     $375,000     $100,000       $122,813          $ 52,905
  Vice Chairman &                 1993     $375,000     $ 75,000       $114,060          $ 23,235
  Chief Financial Officer         1992     $360,417     $100,000       $105,188                --

Kennett F. Burnes                 1994     $395,833     $300,000       $245,625          $ 87,195
  Executive Vice                  1993     $375,000     $100,000       $171,090          $ 38,693
  President                       1992     $360,417     $125,000       $128,563                --

John D. Curtin, Jr.               1994     $375,000     $100,000       $184,219          $ 67,905
  Executive Vice                  1993     $375,000     $100,000       $171,094          $ 38,693
  President                       1992     $360,417     $125,000       $128,563                --

Robert Rothberg(3)                1994     $225,595     $100,000       $456,188          $ 44,030
  Vice President &
  General Counsel

- ---------------
(1) The value of the shares of restricted stock set forth in the Table was determined based upon the fair market value of such shares on the date of grant less the amount paid by the named executive officer to the Company for such shares. The named executive officers were granted the following shares of restricted stock in May 1994 under the Company's Equity Incentive Plan:  Mr. Bodman:
    30,000 shares; Mr. Cabot: 10,000 shares; Mr. Burnes: 20,000 shares; Mr. Curtin: 15,000 shares; and
    Mr. Rothberg: 10,000 shares. In addition, Mr. Rothberg received an aggregate of 18,000 shares of restricted stock upon joining the Company in October 1993.

    The number and value (calculated at fair market value as of September 30, 1994 ($27.25 per share), less the amount paid by the named executive officer) of all restricted stock of the Company held by the named executive officers on September 30, 1994 (including the shares referred to in the column headed "Restricted Stock"), were as follows: Mr. Bodman: 64,000 shares ($983,810); Mr. Cabot: 29,000 shares ($448,187); Mr. Burnes: 46,000 shares ($708,217); Mr. Curtin: 41,000 shares ($633,374); and
    Mr. Rothberg:  28,000 shares ($472,561). The restricted stock set forth in the Table vests, in whole, three years from the date of grant, except that with respect to Mr. Rothberg, 6,000 of such shares vest in equal annual installments over a three year period from the date of grant. In accordance with the Company's long-term incentive compensation program under the Equity Incentive Plan, each of the named individuals paid to the Company 50% of the fair market value of the shares of stock listed in this footnote on the date of grant (except for 6,000 of the shares held by Mr. Rothberg, which shares were granted to him without payment). Some of the funds for the payment for restricted stock were borrowed from Merrill Lynch Bank & Trust Company by three of the named executive officers under a loan facility available to all recipients of restricted stock grants under this program. The recipients, including the named executive officers, borrowing funds from that Bank are obligated to pay interest on the loans at the prime rate and to repay the funds borrowed. Shares purchased with borrowed funds must be pledged to the Bank as collateral for the loans when the restrictions lapse.
    The Company also guarantees payment of the loans in the event the recipients fail to honor their obligations. Dividends are paid on the shares of restricted stock.

(2) Information regarding All Other Compensation has not been included for fiscal year 1992 in accordance with the Securities and Exchange Commission's transitional rules relating to executive compensation.

     The information in the column headed "All Other Compensation" includes contributions to the CRISP and accruals under a supplemental profit sharing plan or arrangement for fiscal year 1994 and contributions to the Employee Stock Plan and accruals under a supplemental employee stock ownership plan or arrangement ("ESOP") for fiscal year 1994 on behalf of the named executive officers in the following amounts: Mr. Bodman: CRISP: $86,284,
     ESOP: $46,500; Mr. Cabot: CRISP: $37,905, ESOP: $15,000; Mr. Burnes: CRISP:
     $55,528, ESOP: $31,667; Mr. Curtin: CRISP: $37,905, ESOP: $30,000; and Mr.
     Rothberg: CRISP: $25,982, ESOP: $18,048. The supplemental profit sharing plan and supplemental employee stock ownership plan were established by the Company to provide benefits to executive officers and other officers and managers of the Company in circumstances in which the maximum limits established under the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code (the "Code") prevent participants in the CRISP or the Employee Stock Plan from receiving some of the benefits provided under those qualified plans. In addition to the supplemental benefits relating to such limits, Messrs. Bodman, Burnes, Curtin and Rothberg each accrue, subject to certain vesting requirements, an additional benefit under the supplemental employee stock ownership plan equal to the total benefit each would have accrued for the fiscal year under the Employee Stock Plan if the limitations of ERISA and the Code were not applicable.

     The Company provides executive officers and other managers, including the named executive officers, with death benefit protection in the amount of three times their salaries, including $50,000 of group life insurance coverage. No amount has been included in the column headed All Other Compensation for this benefit because no amount was accrued by the Company for the benefit and the benefit, other than the group life insurance (which is available to all employees in amounts determined by the level of their salaries), is not funded by insurance on the lives of any of the named executive officers other than Mr. Cabot. The Company's cost of the program generally is funded by insurance on the lives of various other present and former managers of the Company. The value of this benefit, based upon the taxable income which it would constitute if it were insurance, does not exceed approximately $16,500 per year for any named executive officer.

(3)  Mr. Rothberg joined the Company in October 1993.

     AGGREGATED FISCAL YEAR-END OPTION VALUES

     The following table shows the number of unexercised stock options held by each named executive officer on September 30, 1994, and the value of the unexercised in-the-money options at that date. The options shown in the table were granted during the years 1988 through 1991 and vest in equal amounts over a period of four years from the date of grant. Unexercisable options refer to options which were not vested at September 30, 1994. No options were exercised by any of the named executive officers during fiscal year 1994.


                               AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                                  VALUE OF UNEXERCISED
                                               NUMBER OF SECURITIES                   IN-THE-MONEY
                                          UNDERLYING UNEXERCISED OPTIONS           OPTIONS AT FISCAL
                                               AT FISCAL YEAR-END(#)                  YEAR-END($)*
                                          -------------------------------     ----------------------------
NAME                                      EXERCISABLE       UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- ----------------------------------------------------------------------------------------------------------
Samuel W. Bodman........................    155,672             15,000        $1,549,609       $ 173,438
John G.L. Cabot.........................     88,504              7,500        $  889,324       $  86,719
Kennett F. Burnes.......................     87,172              7,500        $  883,833       $  86,719
John D. Curtin, Jr......................     72,504              7,500        $  697,903       $  86,719
Robert Rothberg.........................        -0-                -0-               -0-             -0-
- ---------------

* The value of unexercised in-the-money options at September 30, 1994, was determined by taking the difference between the fair market value of Cabot Common Stock at the close of business on September 30, 1994 ($27.25 per share) and the option exercise price, times the number of options outstanding at that date. THE VALUES
  HAVE NOT BEEN REALIZED AND MAY NOT BE REALIZED. THE OPTIONS HAVE NOT BEEN EXERCISED AND MAY NEVER BE EXERCISED.
  IN THE EVENT THE OPTIONS ARE EXERCISED, THEIR VALUE WILL DEPEND UPON THE FAIR MARKET VALUE OF THE UNDERLYING
  CABOT COMMON STOCK ON THE DATE OF EXERCISE.

     PENSION PLAN TABLE

     Under the Cash Balance Plan (the "Plan"), for each year beginning with the Plan year commencing October 1, 1988, the Company provides participants including the executive officers named in the Summary Compensation Table with annual pay-based credits of 3% of eligible compensation during the first five years of service, 3.5% for the next five years and 4% after 10 years of service plus additional credits of 2% of earnings in excess of the Social Security Wage Base. All balances in the accounts of participants are credited with interest at the one-year U.S. Treasury bill rate determined as of November of the previous year until the participants commence receiving benefit payments. For the Plan year 1994, the interest rate was 3.58%. At retirement, participants eligible for benefits may receive the balance standing in their account in a lump sum or as a monthly pension having equivalent actuarial value. Benefits for service through September 30, 1988 are based on the Plan formula then in effect, and have been provided for through the purchase of an insured group annuity contract. Certain employees, including Mr. Cabot, have additional balances attributable to their previous participation in the Plan or prior plans, as explained further below.

     The Plan, as amended effective October 1, 1988, included special grandfathering provisions for participants who met certain age and service requirements at September 30, 1988. The Plan provides for the payment to those participants of any shortfall if the sum of (a) the amount actually payable under the Plan attributable to their account balances, (b) the value of their insured annuity, and (c) the amount which would be standing to the participant's credit at retirement if the Company had contributed 4% of earnings after October 1, 1988 with interest credited at the rate of the change in the Standard & Poor's 400 stock index does not equal or exceed the value of the retirement income calculated on the basis of the pre-amendment pension formula. The pension figures for Mr. Cabot appearing below include the effect of the grandfathering described in this paragraph.

     The Pension Plan Table appearing below sets forth the estimated annual benefit payable to each of the individuals named in the Summary Compensation Table as a single life annuity at age 65 under the Cash Balance Plan and under a supplemental plan or arrangement, if applicable. A supplemental plan and arrangement were created by the Company to provide benefits to executive officers and other officers and managers of the Company in circumstances in which the maximum limits established under ERISA and the Code prevent participants from receiving some of the benefits provided under the Cash Balance Plan, a qualified plan. In addition to the supplemental benefit relating to such limits, Messrs. Bodman, Burnes, Curtin and Rothberg each accrue an additional benefit under the supplemental cash balance plan equal to the total benefit each would have accrued for the fiscal year under the Cash Balance Plan if such limitations were not applicable. The amounts set forth in the following table assume each named individual continues to be employed by the Company until age 65 at his annual base salary at September 30, 1994, and, in the case of Mr. Cabot, using current Social Security benefit levels and his current five-year average compensation for purposes of determining grandfathered benefits.


                                     PENSION PLAN TABLE

                                                      ANNUAL BENEFIT
                             EXECUTIVE OFFICER            PAYABLE
                        ---------------------------------------------
                        Samuel W. Bodman............     $219,631
                        John G.L. Cabot.............     $217,695
                        Kennett F. Burnes...........     $205,854
                        John D. Curtin, Jr..........     $ 48,740
                        Robert Rothberg.............     $140,499

     EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     None of the executive officers named in the Summary Compensation Table has an employment agreement with the Company.

     All of the executive officers named in the Summary Compensation Table participate in benefit plans sponsored by the Company including the Cash Balance Plan, CRISP, Employee Stock Plan and Equity Incentive Plan. Each of those plans provides that upon the occurrence of a change in control, any benefits granted or contributed by the Company for the benefit of participants, including those executive officers, will vest in such individuals.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of Cabot Corporation is composed of five non-employee directors. It is responsible for, among other matters, establishing policies applicable to the compensation of the Company's executive officers and reporting on such policies to the Board of Directors and stockholders; determining the salaries, incentive compensation and other remuneration of executive officers of Cabot who are directors; and reviewing such salaries, compensation and remuneration for all other officers of Cabot. The Committee regularly reviews the effectiveness of the Company's executive compensation practices and revises them as appropriate. This is a report on the compensation philosophy and practices of the Committee during fiscal year 1994.

     Executive Compensation Philosophy

     The Committee's philosophy is to compensate the Company's executive officers based on their performance and the responsibilities given to them, in a range that is generally competitive with compensation paid by other comparable companies. Certain of the companies compared for compensation purposes are included in the Standard & Poor's ("S&P") Chemicals Index or the S&P Specialty Chemicals Index, both of which indices are used in the Performance Graph on page
15. The objectives of the Committee's executive compensation practices are to attract and retain highly qualified executives, motivate them to achieve the business objectives of the Company and link their long-term interests with those of the stockholders.

     The principal components of Cabot's executive compensation are salary, performance-based annual incentive payments and long-term incentive grants. The salary and annual incentive payments are intended to recognize current responsibilities and reward past and current performance. They are aimed primarily at satisfying the objectives of attracting, retaining and motivating executives.

     The long-term grants are intended to promote superior future performance. They are aimed primarily at retaining executives and satisfying the objective of linking executives' long-term interests with those of the stockholders. Each long-term incentive grant involves a specific number of shares of Common Stock, which the executive officer may elect either to purchase as restricted stock at 50% of the market price of the stock on the date of grant or to receive as non-qualified stock options exercisable at 100% of the market price of the stock on the date of the grant. Both the restricted stock and the stock options are subject to a three-year vesting period, and the benefits (other than dividends paid on the restricted stock) will be forfeited if the officer leaves the Company prior to the end of such three-year period for any reason other than death, disability or retirement, unless the Committee, in its sole discretion, determines otherwise.

     The Committee's evaluations of Cabot's executive officers have been based on the Committee's review of each officer's performance and take into consideration Mr. Bodman's views of the performance of the other executive officers. The Committee also obtains other Board members' evaluations of Mr. Bodman's performance and seeks their input on Mr. Bodman's compensation. In 1994, the Committee's evaluations have included judgments on overall performance and have relied, in part, on performance measured against objectives in the Company's budget for fiscal 1994.

     Chief Executive Officer's Compensation

     The Committee determines Mr. Bodman's compensation level based upon the performance of the Company as a whole, his individual efforts to improve the Company and advance the interests of the stockholders, achievement of budget objectives, progress toward implementation of long range strategic plans and other factors. The Committee also compares Mr. Bodman's compensation with data for chief executive officers of similar companies as selected by the Committee and reported by the Company's compensation consultants.

     Salary. A $75,000 salary increase was granted to Mr. Bodman in fiscal year 1994, based upon the Company's improved sales and operating profit, progress in the Company's cost control program, the implementation of the Company's product differentiation strategy, and to make Mr. Bodman's compensation more in line with the compensation paid to the chief executive officers of companies selected by the Committee for compensation comparison.

     Annual Incentive Payment. For purposes of determining a performance-based annual incentive payment for the Chief Executive Officer, the Committee reviewed the financial results of the Company for the 1994 fiscal year compared to those of the prior year, as well as the Company's budget objectives for the current year. In evaluating Mr. Bodman's performance in 1994, the Committee considered the fruition of several years of effort to restructure the Company and substantially improve its competitive position and financial performance. As a result of those efforts and the success achieved, the Company attained record earnings from continuing operations in 1994. Furthermore, steady progress was made in 1994 in expanding the Company's international operations and improving their structure. None of these factors was given more weight than any other.

     The Committee considered these results highly satisfactory and reflective of outstanding performance by Mr. Bodman, justifying significant incentive recognition. Accordingly, the Committee determined to make a $500,000 performance-based incentive payment to Mr. Bodman for 1994, as shown in the Summary Compensation Table.

     Long-Term Incentive Grant. The Committee determines long-term incentive grants for the Chief Executive Officer on the basis of his responsibilities, his past performance and his opportunity to affect the future performance of the Company. On this basis, in fiscal year 1994, Mr. Bodman received a grant of 30,000 shares of Cabot Common Stock (after giving effect to a two-for-one stock split, effectuated in the form of a stock dividend which was declared in August
1994). Factors considered by the Committee in making that grant included the significant progress in implementing and further developing the long range strategic plan mentioned above and the Committee's desire to increase the incentives for the successful implementation of such plan. Mr. Bodman exercised his grant by purchasing shares of restricted stock, and elected under Section 83(b) of the Internal Revenue Code to be taxed currently on the compensation relating to the purchase of the restricted stock, notwithstanding the three-year vesting provision.

     One Million Dollar Cap on Deductibility of Compensation

     The Committee has reviewed the proposed regulations under the recently enacted Section 162(m) of the Internal Revenue Code which limits the deductibility of compensation paid by public companies to specified executive officers whose compensation, under certain circumstances, exceeds one million dollars in a particular year. Those regulations are not applicable to the Company until fiscal year 1995. Based on Mr. Bodman's and the other named executive officers' compensation in fiscal 1994, it does not appear that Section 162(m) will have a significant impact on the Company in the near term. Nevertheless, the Committee is considering modifications to the Company's incentive plans that may improve the effectiveness of the plans and lessen the impact of Section 162(m) on the Company. However, given the importance to the Company of proper incentives and the relative costs to the Company under Section 162(m), the Committee believes that the proper focus should be on improving the effectiveness of the plans and not primarily on the costs under Section 162(m). The Committee will continue to monitor the impact of Section 162(m) on the Company.

     Other Executive Officers' Compensation

     Salary increases and short- and long-term incentive compensation grants to each of the other four most highly compensated executive officers, to the extent made, were based upon Mr. Bodman's recommendations to the Committee and the Committee's evaluation of each individual's responsibilities, achievements in managing his individual business units or staff responsibilities, expectations of future performance and the Committee's desire to keep its executives' compensation competitive with the compensation paid by comparable companies. None of these factors was given more weight than any other. In the case of Mr. Rothberg, however, certain awards of restricted stock (see note 1 to the Summary Compensation Table above) were made upon commencement of his employment with the Company as an incentive for his joining the Company and as a long-term incentive.

                                                               December 21, 1994
Robert P. Henderson (Chairman)
Jane C. Bradley
Arnold S. Hiatt
John H. McArthur
Morris Tanenbaum

PERFORMANCE GRAPH

        The following graph compares the cumulative return for Cabot Common Stock during the five fiscal years commencing October 1, 1989, with the S&P 500 Stock Index, the S&P Specialty Chemicals
Index and the S&P Chemicals Index. The graph assumes $100 was invested on October 1, 1989 in Cabot
Common Stock and $100 in each of the S&P Indexes. The comparison assumes that all dividends are reinvested.


                          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                                                                   S&P SPE-
      MEASUREMENT PERIOD         CABOT CORPO-    S&P 500 STOCK   CIALTY CHEMI-    S&P CHEMI-
    (FISCAL YEAR COVERED)           RATION           INDEX        CALS INDEX      CALS INDEX
1989                                100.00           100.00          100.00          100.00
1990                                 72.82            90.76           87.32           74.92
1991                                102.98           119.04          117.32          109.90
1992                                153.81           132.20          136.58          120.57
1993                                181.99           149.38          147.93          130.42
1994                                182.30           154.89          142.07          171.68

CERTAIN SECURITIES FILINGS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and New York Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with all
Section 16(a) reports they file with the SEC.

     The Company has been advised by Mrs. Jane C. Bradley, a director, that the beneficial ownership of shares of Cabot Common Stock by a newly created trust, of which she is a co-trustee, had not been timely reported on a Form 3. A report has subsequently been filed.

     The Company has also been informed by Mr. Thomas D. Cabot, a director emeritus, that the beneficial ownership of shares held by his spouse as reported in his Form 3, filed in 1991, and in subsequent filings, did not include 5,000 shares of Cabot stock acquired by her in 1990. A corrective report has subsequently been filed.

FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the proxy statement for the 1996 Annual Meeting must be received by the Company at its offices at 75 State Street, Boston, Massachusetts 02109-1806, by August 23, 1995, and should be sent to the attention of Mr. Charles D. Gerlinger, Secretary.

SOLICITATION OF PROXIES

     The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies personally, by telephone, by facsimile and by telegraph. The Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing. D.F. King & Co, Inc., New York, New York, has been retained to assist the Company in the solicitation of proxies at a fee estimated not to exceed $10,000.

MISCELLANEOUS

     The management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card intend to vote the shares to which the proxy card relates on such matters in accordance with their best judgment unless otherwise specified in the proxy card.

By order of the Board of Directors,

Charles D. Gerlinger
Secretary

Boston, Massachusetts
December 21, 1994

     [LOGO]

                                  CABOT CORPORATION
   P
   R            Annual Meeting of Stockholders -- February 10, 1995
   O
   X         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   Y

        The undersigned hereby appoints Samuel W. Bodman, Robert Rothberg and Charles D. Gerlinger, and each of them, proxies, with power of substitution, to vote the shares of stock of Cabot Corporation which the undersigned is entitled to vote, as specified on the reverse side of this card, and, if applicable, hereby directs the trustee of employee benefit plan(s) shown on the reverse side hereof to vote the shares of stock of Cabot Corporation allocated to the account(s) of the undersigned which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Cabot Corporation to be held on February 10, 1995, at 10:00 a.m., EST, in the Enterprise Room on the fifth floor at 225 Franklin Street, Boston, Massachusetts, and at any adjournment thereof.

        WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED AND, IF NO SPECIFICATION IS MADE, WILL BE VOTED FOR ALL NOMINEES, AND IT AUTHORIZES THE ABOVE DESIGNATED PROXIES AND TRUSTEE, AS APPLICABLE, TO VOTE IN ACCORDANCE WITH THEIR JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                  SEE REVERSE
                                                                     SIDE

              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

       PLEASE MARK
 /X/   VOTES AS IN
       THIS EXAMPLE .

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1. Election of Directors.                          2.  To transact such other
   NOMINEES:  Kennett F. Burnes, John G.L. Cabot,      business as may properly
   Robert P. Henderson, John F. O'Brien,               come before the Annual
   Charles P. Siess, Jr. and Lydia W. Thomas           Meeting and any
                                                       adjournment thereof.

    FOR         ____    WITHHELD    ____
    ALL                 FROM
    NOMINEES    ____    ALL         ____
                        NOMINEES

   For, except vote withheld from the
   following nominee(s):

   __________________________________


                                 PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY.
                                               MARK HERE      ____
                                               FOR ADDRESS
                                               CHANGE AND     ____
                                               NOTE AT LEFT


                                 Signature: __________________ Date __________
                                 Signature: __________________ Date __________

                                                                   ATTACHMENT A

                                        December  20, 1994



Dear Plan Participant:

The Annual Meeting of Cabot Corporation will be held on February 10, 1995. The record date for determining stockholders entitled to vote at the meeting was December 16, 1994. Through your participation in the Cabot Corporation Employee Stock Ownership Plan (ESOP), Cabot Retirement Incentive Savings Plan (CRISP) and/or the Cabot Oil & Gas Corporation Savings Investment Plan (SIP), you are the beneficial owner of Cabot Common Stock and/or its Convertible Preferred Stock and have the right to instruct the Trustee of the Plan or Plans in which you participate how to vote your shares.

The number of shares allocated to you appears at the top of the voting card on which your name appears. If you are a participant in the CRISP, the number of shares of Cabot Common Stock held for your account is shown at the top of the card and is followed by the letters "CSP". If you are a participant in the ESOP, the number followed by the letters "ESP" represents the number of shares of Cabot Common Stock you are entitled to vote in your ESOP account, including the shares of Common Stock issuable upon conversion of Cabot Convertible Preferred Stock held in your account. If you are a participant in the SIP, the number of shares of Cabot Common Stock held for your account is followed by the letters "SIP".

I encourage you to exercise your right to vote these shares by completing the enclosed proxy card instructing the trustee as to your wishes. Your vote has a doubly important impact. When you vote your shares, you participate directly in the affairs of the Company equally with all other stockholders. In addition, your vote also directs the Trustees of the CRISP and ESOP how to vote those shares for which no instructions are received from other Plan participants plus all of those shares held in each of those Plans that have not been allocated to participants' accounts.

To vote your shares, read the Notice of Meeting and Proxy Statement carefully, mark and sign the enclosed proxy card, and return it to the Trustee before February 6, 1995 in the enclosed self-addressed envelope.

The Trustee of each Plan will have the voting instructions of each participant in the Plan tabulated and will vote the shares of the participants by submitting a final proxy card representing each Plan's shares for inclusion in the tally at the Annual Meeting. Your individual vote will not be disclosed to anyone in the Company.

                                        Sincerely,




                                        Samuel W. Bodman
                                        Chairman of the Board, President
                                        and Chief Executive Officer